Revenues, other income and and entity-wide disclosures	12 Months Ended
Dec. 31, 2021
Revenue [abstract]
Revenues, other income and and entity-wide disclosures	Revenue, other income and entity-wide disclosures
The Group assesses and estimates the progress of its projects with alliance partners at each reporting date. When the cost-based / input method is applied, the Group recognizes revenue based on the ratio of the associated costs incurred to date and the total forecasted costs to satisfy the performance obligation.
During 2021 the Group increased its estimate of the total future costs required to satisfy the performance obligation under the Amgen collaboration. This change in estimate affects the allocation of revenue over time and has no impact on the total amount recognized or to be recognized into revenue under the agreement with Amgen The increase in total estimated future costs is primarily related to continued development of various dosing schedules under phase 1a of the collaboration. The remaining unrecognized transaction price, which is recorded as a contact liability at December 31, 2021 of TCHF 9,653 will be recognized in line with the recognition of estimated expenses to satisfy the performance obligation.
In October 2020, the Group entered into a contract with Novartis, granting Novartis the exclusive option to in-license global rights in relation to drug candidates MP0420 (Ensovibep) and MP0423. Under the terms of the agreement, the Group in 2020 received an upfront, non-refundable fee of CHF 20 million for the tech transfer and manufacturing of MP0420. The Group committed to utilize up to the maximum amount of this upfront fee for the manufacturing of the commercial supply for MP0420. All such amounts paid for manufacturing performed by the Novartis Group is considered to be a consideration payable to a customer. Given the significant inter-dependencies between the upfront fee and the manufacturing activities, the manufacturing costs paid to the Novartis Group are to be offset against the upfront non-refundable fee from the contract (see below, as well as note 15). As per December 31, 2021 the entire CHF 20 million has been utilized for the manufacturing of commercial supply for MP0420.
In January 2022, the Group was informed by Novartis that they would exercise the option as described above (please see note 26 for the events after the balance sheet date).
During the year ended December 31, 2021, costs paid to the Novartis Group for the manufacturing of the drug product to establish the commercial supply of MP0420 in the amount of TCHF 19,904 (2020: TCHF 96) have been offset against the upfront non-refundable fee (see note 15).
During the years ended December 31, 2021, 2020 and 2019, the Group recognized revenues as disclosed in the table below. Revenues in the table below are attributable to individual countries and are based on the location of the Group’s alliance partner.

Revenues by country
in CHF thousands, for the years ended December 31	2021	2020	2019
Revenues USA	9,330	9,344	20,383
Total revenues	9,330	9,344	20,383

Analysis of revenue by major alliance partner
in CHF thousands, for the years ended December 31	2021	2020	2019
Amgen Inc., USA	9,330	9,344	20,383
Total revenues	9,330	9,344	20,383
Other income
In the first quarter of 2021 the Group entered into an agreement with Novartis to facilitate manufacturing of MP0420 drug supply at a third party supplier. The related agency services earned during 2021 amounted to TCHF 424 and are presented as other income in the consolidated statement of comprehensive loss.
License and collaboration agreement with Novartis in the area of DARPIN conjugated radioligand therapies
On December 14, 2021, the Group announced entering into a License and collaboration agreement with Novartis to develop DARPin-conjugated radioligand therapeutic candidates for oncology. Under the agreement, both parties will collaborate on the discovery and optimization of the therapeutic candidates. The Group will be primarily responsible for the generation of DARPins for tumor-specific delivery of radioligands. The Group will be able to recharge Novartis its employee related expenses associated with the research activities. Novartis will be responsible for all clinical development and commercialization activities. As of December 31, 2021 the Group recognized a receivable for the upfront fee of USD 20 million (CHF 18.6 million) payable from Novartis in Trade and other receivables and a corresponding contract liability in the consolidated statement of financial position. In January 2022, Novartis paid Molecular Partners the upfront fee. The Group will be eligible to receive milestone payments (development, regulatory and commercialization) of up to USD 560 million, plus an up to low double-digit percent of royalties on net sales of products commercialized by Novartis.
The Group identified one combined performance obligation consisting of the license and the research activities to be provided. Revenue related to the upfront payment of USD 20 million (CHF 18.6 million) will be recognized over time in line with the progress made over the duration of the contractually agreed three year research plan. Progress towards completion of the research plan will be based on the input method and be measured by employee hours worked on the related research activities as specified in the agreement relative to the total estimated hours to be incurred.
Future milestone payments and royalties under the agreement will be recognized into revenue at a point in time, when a milestone is achieved or the subsequent sales by Novartis occur.
Option and equity rights agreement with Novartis for ensovibep
On October 28, 2020, the Group announced entering into an Option and equity rights agreement with Novartis. Novartis has been granted an exclusive option to in-license global rights of MP0420 and MP0423 – multi-targeted direct-acting antiviral therapeutic candidates demonstrating potential efficacy against COVID-19.
Under the agreement, during the option period, Molecular Partners will conduct Phase 1 clinical trials for MP0420 and, if agreed between the parties, perform all remaining preclinical work for MP0423 and conduct the MP0423 phase 1 trial for which two milestone payments of CHF 2.5 million each will be due in case of initiation and completion. Novartis will conduct Phase 2/3 clinical trials, with Molecular Partners initially acting as legal sponsor of these trials. The contract foresees the sharing of knowledge of the results of phase 1 and phase 2 activities with Novartis, though these do not result in a transfer of a license until the exercise of the option for an exclusive license. Upon exercise of such option, Novartis would be responsible for all further development and commercialization activities. During the clinical development stage, Molecular Partners will provide clinical supply.
Under the terms of the agreement, the Group has received in 2020 an upfront, non-refundable fee of CHF 20 million for the tech transfer and manufacturing of MP0420. The Group is also eligible to receive a payment of CHF 150 million, upon Novartis exercising the option for exclusive license to the therapeutic candidates, in addition to a 22% royalty on future commercial sales. Molecular Partners has agreed to forgo royalties in lower income countries, and is aligned with Novartis’ plans to ensure affordability based on countries’ needs and capabilities.
In January 2022, the Group was informed by Novartis that they would exercise the described option (please see note 26 for further detail).
Molecular Partners is required to spend up to the full amount of the non-refundable fee of CHF 20 million for the commercial supply of MP0420, which is to be manufactured by Sandoz, a division of the Novartis Group. The full amount of the upfront fee is therefore allocated to the performance obligation for the tech transfer and manufacturing in relation to the required commercial supply of MP0420.
Given the urgency of finding a therapeutic solution for COVID-19, such production is already on-going, and anticipated to occur in parallel to Phase 1 and Phase 2/3 activities. The commercial supply manufacturing with Sandoz will provide Molecular Partners a supply of the drug candidate MP0420, which will be able to be commercialized only upon receiving regulatory approval. With the exercise of the option by Novartis in 2022 such supply will be purchased by Novartis by reference to the costs incurred by the Group (please see note 26).
As Molecular Partners’ performance obligation in relation to the tech transfer and manufacturing is highly inter-dependent with the actual manufacturing of the drug candidate MP0420 by the Novartis Group, the amount paid by Molecular Partners to the Novartis Group for the manufacturing and purchase of materials for the drug product is considered to be consideration payable to a customer. The related manufacturing costs paid to the Novartis Group are therefore offset against the non-refundable upfront fee (see note 15). The Group determined using an over time cost-based method to measure its progress in relation to the related tech transfer and manufacturing activity performed by third parties, most faithfully depicts the progress of the Group to satisfy the performance obligation.
Reservation agreement with the Swiss Federal Office of Public Health / Bundesamt für Gesundheit ("FOPH")
On August 11, 2020, the Group announced the reservation by the FOPH of a defined number of initial doses of the Group's anti-COVID-19 candidate, MP0420. Under the terms of the agreement, the Group received a reservation fee of CHF 7.0 million which resulted in a current contract liability of CHF 7.0 million, as presented in the consolidated statement of financial position for all years presented.
The agreement consists of two reservation rights: the first being FOPH's reservation of the first 200,000 doses produced; and the second being FOPH's reservation of 5% of the additional planned total production, up to
3,000,000 doses, if such production is undertaken by the Group. In case a final product will become available, the initial 200,000 doses and any additional doses are to be subject to a separate sales contract to be agreed amongst the parties. Certain pricing provisions have been pre-negotiated, but remain subject to final therapeutic dose and whilst there is preferential pricing for the initial doses, which results in a performance obligation, the pricing for any further doses is expected to be at market prices and therefore not considered to result in a separate performance obligation. During 2020, the Group has met the contractually agreed milestone specified in the contract, meaning that the reservation fee received from the FOPH is no longer refundable.
In December 2021, the Group and the FOPH extended by amendment the reservation agreement by 6 months and agreed to reduce the reservation of 5% of the additional planned total production previously capped at 3,000,000 doses to a maximum of 1,300,000 doses. The amendment also allowed the agreement to be assigned to Novartis upon their exercise of the option under the Option and equity rights agreement. With the exercise of the option by Novartis in January 2022 and the subsequent assignment of the agreement to Novartis, the Group expects to recognize the CHF 7.0 million of contract liability into revenue in 2022 (please see note 26).
License and collaboration agreement with Amgen
In December 2018, the Group entered into a License and collaboration agreement with Amgen for the clinical development and commercialization of MP0310 / AMG 506. Under the terms of the agreement, the Group granted to Amgen an exclusive worldwide, royalty-bearing, sublicensable license under the Group’s patents and know-how relating to MP0310 / AMG 506 to develop and commercialize MP0310 / AMG 506. The parties will jointly evaluate MP0310 / AMG 506 in combination with Amgen`s oncology pipeline products, including its investigational BiTE® (bispecific T-cell engager) molecules. Under the collaboration, Molecular Partners retains certain rights to develop and commercialize its proprietary DARPin pipeline products in combination with MP0310 / AMG 506.
Under the agreement the Group received a non-refundable upfront payment of USD 50 million. The Group has the lead on performing certain clinical development, manufacturing and regulatory activities in the first clinical phase and the Group assigned the full USD 50 million upfront as the transaction price to this performance obligation, based on the Group's development plan and the contractual agreement. The Group has considered if the contract contains a significant financing component and has concluded this was not the case. The Group is recognizing the related revenue using the cost-based method to measure it progress by reference to actual costs incurred in relation to the Group's best estimate of total expected costs to satisfy the performance obligation. This cost-based method is subject to the assessment of the management of the Group. The Group determined using an over-time cost-based method to measure its progress most faithfully depicts the inputs it will take the Group to satisfy the performance obligation. Please see also note 15 for the amount that has not yet been recognized as revenue.
In addition the Group is eligible to receive up to USD 497 million in development, regulatory and commercial milestone payments, as well as double-digit, tiered royalties up to the high teens. The Group considers these various milestones to be variable consideration as they are contingent upon achieving uncertain, future development stages and net sales. For this reason the Group considers the achievement of the various milestones as binary events that will be recognized into revenue upon occurrence. Furthermore, the parties will share the clinical development costs in defined percentages for the first three indications subject to certain conditions. For all additional clinical trials, Amgen is responsible for all development costs.
Abicipar agreement with Allergan, an AbbVie company
In May 2011, the Group entered into a license and collaboration agreement with Allergan. Under the agreement, the Group granted Allergan an exclusive, worldwide, royalty-bearing, sublicensable license under our patents and know-how relating to abicipar and other backup compounds to make, use, sell, offer for sale, and import products containing abicipar and its corresponding backups for ophthalmic indications. Allergan was responsible, at its expense, for developing and commercializing abicipar, and had to use commercially reasonable efforts to develop, seek regulatory approval for, and commercialize abicipar in certain key countries, including the United States, several major European markets and Japan.
Allergan, an AbbVie Company following the acquisition by AbbVie, announced in June 2020 that the U.S. Food and Drug Administration issued a Complete Response Letter to the Biologics License Application for abicipar. In
August 2021, AbbVie terminated the license and collaboration agreement for abicipar. As a result, the Group regained the development and commercial rights of abicipar on a worldwide basis. The Group is in the process of evaluating the program and will determine its next steps.
Discovery alliance agreement with Allergan, an AbbVie company
In August 2012, the Group entered into an exclusive Discovery alliance agreement under which the parties will collaborate to design and develop DARPin products against selected targets that are implicated in causing diseases of the eye. The Group is eligible to receive success-based payments in development, regulatory and sales milestones, and tiered royalties ranging from a mid-single digit to low double digit percentage for future product sales by Abbvie.